UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2023

MASTECH DIGITAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	001-34099	26-2753540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 Cherrington Parkway, Suite 400

Moon Township, PA 15108

(Address of Principal Executive Offices) (Zip Code)

(412) 787-2100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MHH	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2023, Mastech Digital, Inc. (the “Company”), Mastech InfoTrellis, Inc. and other subsidiaries and affiliates of the Company (collectively, the “Company Entities”), on the one hand, and Michael Fleishman, the former Chief Executive Officer of Mastech InfoTrellis, Inc., on the other hand, entered into Amendment No. 1 (the “Amendment”) to that certain Confidential Separation Agreement and General Release (the “Original Agreement”) entered into by the Company Entities and Mr. Fleishman on November 27, 2023. The Amendment corrects an inadvertent error in the Original Agreement on the timing of the $690,000 lump-sum payment to be paid to Mr. Fleishman under the terms of the Original Agreement. The Amendment modifies the timing of this $690,000 lump-sum payment from being payable on or before January 31, 2025 to being payable on January 31, 2025. Under the terms of the Amendment, the Company Entities and Mr. Fleishman also acknowledged that Mr. Fleishman’s seven-day revocation period referenced in Section 6 of the Original Agreement expired on December 4, 2023.

The foregoing description of the Amendment and the Original Agreement is qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 10.1, and the full text of the Original Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 1, 2023.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to Confidential Separation Agreement and Release, dated December 7, 2023, entered into by and between Mastech Digital, Inc., Mastech InfoTrellis, Inc., Mastech Digital Data, Inc. and the subsidiaries and affiliates of each and Michael Fleishman

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTECH DIGITAL, INC.

By:	/s/ John J. Cronin, Jr.
Name:	John J. Cronin, Jr.
Title:	Chief Financial Officer

December 13, 2023